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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-98148 and 33-98150) of Transpro, Inc. of our report dated March 10, 2003 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
Hartford, Connecticut
March 19, 2003